<corresp>

                        Werbel & Carnelutti
                   A Professional Corporation
                       711 Fifth Avenue
                      New York, New York 10022


                              November 26, 1997

VIA EDGAR
--------------

Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C.  20549

Attention: Filing Desk

               Re:  Associated Technologies
                    -----------------------
Dear Sirs:

     Transmitted to you herewith on behalf of Associated Technologies, a Nevada corporation (the "Company"), please find the Definitive Notice and Information Statement on Schedule 14C (together, the "Information Statement") filed pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in respect of certain actions taken by written consent of the Company's shareholders, together with exhibits thereto. No fee is being paid with this filing because no fee was required in connection with the filing of the Preliminary Information Statement pursuant to Rule 0-11(c)(1)(ii) under the Exchange Act.

     Copies of this document are first being mailed to the Company's shareholders on the date hereof.

     If we can respond to any comments or questions, please do not hesitate to contact the undersigned, collect, at (212) 832-8300.

                              Sincerely,


                              Rachelle Abrahami

Enclosures

cc:  Mr. Leonard N. McDowall
     Stephen M. Davis, Esq.

                    SCHEDULE 14C INFORMATION
                    ------------------------

     Proxy Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                    ASSOCIATED TECHNOLOGIES
------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          --------------------------------------

     2) Aggregate number of securities to which transaction applies:

          ---------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

          -----------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------

     5)   Total Fee Paid:

          ------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     -----------------------------

     2) Form, Schedule or Registration Statement No.:

     ------------------------------

     3) Filing Party:

     ------------------------------

     4) Date Filed:

     ------------------------------

                    ASSOCIATED TECHNOLOGIES
                      1204 Third Avenue
                         Suite 172
                    New York, New York 10021

                    NOTICE TO STOCKHOLDERS

To all Stockholders of
  ASSOCIATED TECHNOLOGIES:

     The attached Information Statement is being delivered to you pursuant to Section 337 of the Nevada Revised Statutes and Regulation 14C of the Securities and Exchange Act of 1934, as amended.

               WE ARE NOT ASKING YOU FOR A PROXY
           AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

     The attached Information Statement is being mailed on or about November 26, 1997 to holders of record on November 24, 1997 of the common stock, $.001 par value per share (the "Common Stock"), of Associated Technologies, a Nevada corporation (the "Company" or "AT"), in connection with certain amendments to the Company's by-laws (the "Amendments") and the change of the Company's state of incorporation from Nevada to Delaware (the "Reincorporation"). All of the members of the Board of Directors of the Company have consented to the Amendments and such consent is sufficient under
Section 78.120 of the Nevada Revised Statutes and the Company's charter documents to approve the Amendments. The holders of a total of 1,231,520 shares of Common Stock, representing approximately 53.46% of the outstanding Common Stock, have consented in writing to the Reincorporation pursuant to the terms of a Plan of Merger between the Company and Associated Technologies, Inc., a Delaware corporation, and the consent of such holders is sufficient under Section 92A of the Nevada Revised Statutes and the Company's charter documents to approve the
Reincorporation.   No consideration was solicited or received for
such holders' consent. Accordingly, with respect to the Amendments, resolutions will not be submitted to the Company's stockholders, and with respect to the Reincorporation, resolutions will not be submitted to the stockholders of the Company whose consent has not already been obtained, for a vote. The attached Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendments and the Reincorporation in accordance with the requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C, and with the requirements of the Nevada Revised Statutes.

     By order of the Board of Directors of the Company.

                              /s/ Leonard N. McDowall
                              ------------------------------
                              Leonard N. McDowall, Secretary
New York, New York
November 24, 1997

                    ASSOCIATED TECHNOLOGIES
                       1204 Third Avenue
                          Suite 172
                    New York, New York 10021

                      INFORMATION STATEMENT

                            General

     This Information Statement is being furnished on or about November 26, 1997 to stockholders of record on November 24, 1997 of the common stock of Associated Technologies, a Nevada corporation (the "Company"), in connection with certain amendments (the "Amendments") to the Company's by-laws (the "By-Laws") and the change of the Company's state of incorporation from Nevada to Delaware (the "Reincorporation") pursuant to the terms of a Plan of Merger, dated as of November 27, 1997 (the "Merger Agreement"), by and among the Company and Associated Technologies, Inc., a Delaware corporation. The Amendments and the Reincorporation are described in more detail in the body of this Information Statement. All of the members of the Board of Directors of the Company have consented to the Amendments, and such consent is sufficient under the Nevada Revised Statutes and the Company's charter documents to approve the Amendments. The holders of approximately 53.46% of the common stock, par value $.001 per share, of the Company (the "Common Stock") have consented in writing to the Reincorporation, and the consent of such holders is sufficient under Nevada law and the Company's charter documents to approve the Reincorporation. Accordingly, resolutions regarding the Amendments will not be submitted to the Company's stockholders for a vote and, regarding the Reincorporation, resolutions will not be submitted for a vote to the stockholders of the Company whose consent has not already been obtained. This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendments and the Reincorporation in accordance with the requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C. On September 9, 1997, there were outstanding 2,303,520 shares of Common Stock and approximately 400 holders of record. Holders of Common Stock are entitled to one vote per share. Proxies are not being solicited in connection with the Reincorporation, and you are requested not to provide the Company with your proxy.

     The principal executive offices of the Company are, and of Associated Technologies, Inc. will be, located at 1204 Third
Avenue, Suite 172, New York, New York 10021, and its telephone number is (212) 988-0394.

          Voting Securities and Principal Holders Thereof

     The following table sets forth, as of September 15, 1997, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) all executive officers and directors of the Company, naming them, and (iii) all executive officers and directors of the Company as a group, without naming them.

Name and Address of           Number of Shares
Beneficial Owner              Beneficially Owned  Percent of Class
-------------------           ------------------  ----------------
First Sydney Investments           815,520             35.4%
  Pty Ltd(1)
Level 5, 151 Macquarie Street
Sydney, NSW Australia 2000

Alan J. Gallagher(1)               815,520             35.4%
Level 1, 85 Tamar Street
Ballina, NSW Australia 2478

Project and General Finance        195,605              8.5%
  Pty Limited(1)
Level 10, 50 Margaret Street
Sydney, NSW Australia 2000

Four Star Ranch Inc.               177,900              7.7%
3098 S Highland Drive
Suite 460
Salt Lake City, UT  84106

Business and Research              150,000              6.5%
  Management Pty Limited
Level 1, 96 Tamar Street
Ballina, NSW Australia 2478

F.Y.E.O. AVV                       120,000              5.2%
Dominicanessenstraat 22
Oranjested, Aruba

Deryck G. Graham                   110,000              4.8%
22B John Street
North Fremantle, WA Australia 6159

Leonard N. McDowall(2)             815,520             35.4%
48 Moncur Street
Woollahra, NSW Australia 2025

All Directors and Officers         925,520             40.2%
  as a group (3 persons)

______________________

(1) Mr. Gallagher, the President and a director of the Company, owns approximately 75% of the outstanding shares of capital stock of First Sydney Investments Pty Limited ("First Sydney"), a corporation which owns 209,915 shares of Common Stock directly and, indirectly, through seven wholly-owned or affiliated entities (including Project & General Finance Pty Limited, owner of 195,605 shares of Common Stock), an aggregate of 619,915 shares of Common Stock. As a director and majority shareholder of First Sydney, Mr. Gallagher may be deemed to beneficially own all of the shares of Common Stock held by First Sydney.

(2) Includes 815,520 shares of the Company's Common Stock owned by First Sydney of which Mr. McDowall is a minority shareholder and director. Mr. McDowall disclaims beneficial ownership of any such shares deemed indirectly owned.

                    Amendments to By-Laws

     On October 27, 1997, the Board of Directors of the Company by unanimous written consent approved the Amendments to the By-Laws.
Article II, Section 9 of the By-Laws was amended to allow that actions of the shareholders without a meeting may be taken by written consent of a majority of the Company's shareholders rather than by all of the shareholders as the By-Laws previously provided.
Article III, Section 2 of the By-Laws was amended to change the number of Directors of the Company from three to not less than one nor more than fifteen. Article X of the By-Laws permits amendments to the By-Laws to be made by a majority of the Company's Directors, and such consent is sufficient under the Nevada Revised Statutes and the Company's charter documents to approve the Amendments.

     The By-Laws provide that any by-law adopted by the Board of Directors may be repealed or changed by action of the shareholders.

     The purpose of the Amendments is to allow the Company greater flexibility in considering, acting upon and consummating significant corporate transactions, including change of control attempts, for the benefit of all of the Company's stockholders.

            Reincorporation of the Company in Delaware
General
--------
     On October 27, 1997, the Board of Directors of the Company by unanimous written consent, and the shareholders of the Company by majority written consent, approved a proposal to change the Company's state of incorporation to Delaware. This change will be accomplished by merging the Company into Associated Technologies, Inc., a Delaware corporation (herein referred to as "Newco" or the "Surviving Corporation"), which is a wholly-owned Delaware subsidiary of the Company formed solely for that purpose.

     The merger of the Company into Newco will be effected pursuant to the Plan of Merger (the "Merger Agreement") between the Company and Newco, attached hereto as Exhibit A. The Merger Agreement provides that, when the merger becomes effective, Newco will continue as the Surviving Corporation under the name "Associated Technologies, Inc." The description of the merger contained herein is qualified in its entirety by reference to the Merger Agreement.

     The affirmative vote of the holders of at least a majority of all of the outstanding shares of the Company's Common Stock (voting as a single class) entitled to vote as of the Record Date is required for the adoption of the merger proposal. The Company, as the holder of all of the shares of the Surviving Corporation, has approved the proposal, and the principal shareholders of the Company, owning in excess of a majority of the Company's Common Stock, have approved the proposal. Accordingly, the merger proposal has received the requisite vote of shareholders of the Surviving Corporation and the Company needed for approval of the proposal. The Merger Agreement provides that the Board of Directors of the Company has the right to terminate the Merger Agreement and abandon the merger for any reason whatsoever notwithstanding shareholder approval prior to the effectiveness date thereof.

     Pursuant to the Merger Agreement, the Board of Directors of the Company will become the Board of Directors of the Surviving Corporation. See "Board of Directors". The management of the Company will continue as the management of the Surviving Corporation. The merger will not involve any change in the business or properties of the Company. The Surviving Corporation will succeed to all the assets and be responsible for all the liabilities of the Company, including obligations under the Company's 1997 Stock Option Plan. Although the purposes of the surviving Corporation set forth in its Certificate of Incorporation will permit it in the future to enter into any lawful business activity, no change in the present business of the Company is now contemplated, except as new developments and opportunities may arise.

     There are certain differences between the Certificates of Incorporation and the By-Laws of the Company and the Surviving Corporation, as well as differences in the corporate law of the States of Nevada and Delaware, which will affect the Company and its shareholders. See "Significant Differences in Corporate Law of Nevada and Delaware" and "Certificate of Incorporation and By-Laws".

     The Surviving Corporation is authorized to issue 25,000,000 shares of common stock, $.001 par value. See "Certificate of Incorporation and By-Laws". Upon the effectiveness of the merger, the Company's securityholders will become securityholders of the Surviving Corporation, each outstanding share of Common Stock of the Company will become one share of Common Stock of the Surviving Corporation and the one share of Common Stock of the Surviving Corporation outstanding prior to the effectiveness of the merger will be surrendered by the Company and extinguished. The Common Stock of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Common Stock. It will not be necessary for holders of Common Stock of the Company to exchange their existing certificates for new certificates representing Common Stock of the Surviving Corporation. It is anticipated that delivery of the present stock certificates of the Company will constitute "good delivery" for transactions in shares of Common Stock of the Surviving Corporation after the effective date of the merger.

     In connection with the merger, the Company's authorized Common Stock, $.001 par value, will be converted into the Surviving
Corporation's authorized Common Stock, $.001 par value.

     Shareholders of the Company shall, subject to and by complying with Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, have the right to object to the merger, which will result in the right to receive payment for the fair value of their shares and the other rights and benefits provided by the Nevada Revised Statutes (see "Rights of Dissenting Shareholders to Receive Payment for Shares").

Reasons for Reincorporation
---------------------------

     The primary reason for the Board's recommendation of the Reincorporation is the well-developed case law interpreting the Delaware General Corporation Law (the "Delaware GCL"), which the
Board believes will allow it more effectively to perform its duties. Although the Nevada Revised Statutes are relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Revised Statutes. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states, Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

Board of Directors
------------------
     The Merger Agreement provides that upon the effective date of the merger the Board of Directors of the Surviving Corporation shall be composed of the members of the Board of Directors of the Company prior to the merger.

     As permitted by the Delaware General Corporation Law, the By-Laws of the Surviving Corporation provide that a person elected by the Board to fill a vacancy may hold office for the remainder of the term of his predecessor and a person elected to a newly created directorship may hold office until the next annual election and until his successor is elected and qualified. Under the Company's current By-Laws, a vacancy created by removal of a director may be filled by the Board and such director shall serve until the next annual meeting or until his successor is duly elected and qualified. Otherwise the current By-Laws are silent as to the election of directors to fill vacancies.

     The By-Laws of the Surviving corporation should provide greater certainty with respect to the authority of the Board following a vacancy.

Certificate of Incorporation and By-Laws
----------------------------------------
     Except to the extent that changes are dictated by the application of the Delaware GCL, along with limited additional changes discussed below, the provisions of the Delaware Certificate of Incorporation and the Delaware By-Laws will be substantially similar to the provisions of the Nevada Articles of Incorporation and the Nevada By-Laws. The Delaware Certificate of Incorporation and Delaware Bylaws are attached hereto as Exhibits B and C, respectively.

Significant Differences in Corporate Law of Nevada and Delaware
---------------------------------------------------------------

     In many instances, the Nevada Revised Statutes are substantially similar to the Delaware GCL. While it is impractical to note all of the differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of management of the Company, are summarized below. This summary is not intended to be complete and reference should be made to the Delaware GCL and the Nevada Revised Statutes.

Preemptive Rights
-----------------

     Under Nevada corporation law applicable to corporations organized prior to October 1, 1991 (as the Company was), shareholders of the Company are permitted to have preemptive rights to purchase newly-issued shares unless prohibited in the Certificate of Incorporation; the Company's Certificate of Incorporation does prohibit such rights. Under the Delaware corporation law, shareholders do not have such preemptive rights unless there is a specific provision granting such rights in the Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation will not contain such a provision. Accordingly, the reincorporation will not have a practical impact on shareholders as regards preemptive rights. Management of the Company believes that not providing for mandatory preemptive rights in the Certificate of Incorporation of the Surviving Corporation is desirable to afford greater flexibility in possible future financings.

Examination of Books and Records
--------------------------------

     Under Nevada corporation law, a person must be the holder of record of, or the holder of record of voting certificates for, or have been authorized in writing by the holders of, at least fifteen percent of all outstanding shares of a corporation in order to examine the books of account and all financial records of a corporation. Under Delaware law, any shareholder with a proper purpose may demand inspection. The Nevada provision does not apply to any corporation listed and traded on any recognized stock exchange or which furnishes to its stockholders a detailed annual financial statement.

Dividends
---------

     Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides that a corporation may redeem or repurchase its shares only out of surplus.

     The Nevada Revised Statutes provide that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

     Neither the Company nor the Surviving Corporation currently intends to pay dividends or make any other distribution on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada Revised Statutes with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distribution, if any are declared.

Anti-takeover Legislation
-------------------------

     Both the Delaware GCL and the Nevada Revised Statutes contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines an interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

     Under the Nevada Revised Statutes, except under certain circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a three-year period following the date such stockholder became an interested stockholder, the same period provided for under the Delaware GCL. The Nevada Revised Statutes define an interested stockholder, generally, as a person who owns 10% or more, rather than 15% or more as provided under the Delaware GCL, of the outstanding shares of the corporation's voting stock.

     In addition, the Nevada Revised Statutes generally disallow the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person", unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest". "Controlling interest" is defined in terms of threshold levels of voting ownership, which thresholds, whenever each may be crossed, trigger application of the voting prohibition with respect to the newly-acquired shares.

     The Nevada Revised Statutes also contains general provisions permitting directors to (i) take action to protect the interests of the corporation and its stockholders, including the adoption or execution of plans affecting the holder(s) of a specified number of shares or percentage of share ownership or voting power and (ii) to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation.

Indemnification of Directors and Officers and Advancement of
Expenses
------------------------------------------------------------

     Delaware and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits.

     Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware GCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

     Under the Nevada Revised Statutes, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation MUST pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

Limitation on Personal Liability of Directors
---------------------------------------------

     Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

     While the Nevada Revised Statutes has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty.

     The Delaware Certificate of Incorporation, like the Nevada Articles of Incorporation, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate of Incorporation, the Nevada Articles of Incorporation also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

     Under Delaware law, directors are jointly and severally liable to a corporation for willful or negligent violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Nevada law, directors are jointly and severally liable to the corporation if they vote for or assent to acts which violate statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof.
Under Nevada law, there is no express standard of conduct which can protect a director from liability nor any express statute of limitations with respect to any such illegal acts by a director, as there are under Delaware law, and absent directors are not liable as long as they did not vote for or assent to any of the illegal acts. Nevada law, unlike Delaware law, allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he does not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

Appraisal Rights; Dissenter's Rights
------------------------------------

     Both Delaware Law and Nevada Law provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Under Delaware Law, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have appraisal rights with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market System Security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 shareholders, or (ii) shareholders of a corporation surviving a merger if no vote of shareholders of the surviving corporation is required to approve the merger.

     Nevada Law also limits dissenters rights when the shares of the corporation are listed on a national securities exchange or are held by at least 2,000 shareholders unless the shareholders are required to accept in exchange for their shares anything other than cash or: (i) shares in the surviving corporation, (ii) share in another entity that is publicly listed or held by more than 2,000 shareholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

Right of Dissenting Shareholders to Receive Payment for Shares
--------------------------------------------------------------

     Stockholders of the Company are presently entitled under Nevada law to obtain payment of the fair value of their shares if they dissent from the consummation of a plan of merger to which the

Nevada corporation is a party and approval by the stockholders is required for the merger by law or the Nevada entity's Articles of Incorporation.

     The following is a summary of appraisal rights available to stockholders of the Company, which summary is not intended to be a complete statement of the applicable Nevada law and is qualified in its entirety by reference to Chapter 92A.300 through 92A.500 of the Nevada Revised Statutes, set forth in their entirety as Exhibit D hereto.

     Since the merger was approved by the required vote of the shareholders by majority written consent, the Company is required to mail a notice (the "Dissenter's Notice") to all stockholders, a form of which is attached hereto as Exhibit E. In accordance with the Nevada Revised Statutes, the Dissenter's Notice states that any stockholder wishing to exercise the right to dissent must (i) properly complete and send the attached form of demand for payment (the "Demand for Payment") to the Company at 1204 Third Avenue, Suite 172, New York, New York and (ii) deposit such stockholder's certificates representing the Common Stock held by such stockholder, if any, with the Company's transfer agent and registrar, American Stock Transfer and Trust Company, New York, New York. The dissenting stockholder must timely mail the Demand for Payment so that it is received by the Company on or before the date 30 days from the date of delivery of the Dissenter's Notice.

     In accordance with the Nevada Revised Statutes, the Demand for Payment requires that the dissenting stockholder certify that he or she acquired beneficial ownership of the Common Stock on or before the date of this Information Statement. The stockholder who demands payment retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. A stockholder who fails to timely mail the Demand for Payment as set forth above is not entitled to receive payment for his shares under Chapter 92A of the Nevada Revised Statutes.

     The Company is required, except with respect to dissenters who were not beneficial owners of Common Stock before the date of this Information Statement, to pay to each dissenter who properly asserted his or her right to dissent the amount the Company estimates to be the fair value of such stockholder's shares, plus accrued interest. The dissenting stockholder may seek to enforce the Company's obligation in the district court located in the county where the Company's registered office is located or, at the election of any dissenter residing or having its registered office in Nevada, of the county in which the dissenter resides or has its registered office.

     In accordance with the Nevada Revised Statutes, any payments made by the Company to dissenting stockholders will be accompanied by the Company's balance sheet dated December 31, 1996, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; a statement of the Company's estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter's rights to demand payment under the Nevada Revised Statutes; and a copy of Chapter 92A.300 through .500 of the Nevada Revised Statutes.

     A dissenter may notify the Company in writing, within 30 days after the Company made or offered payment for such shareholder's shares, of his or her own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate (less any payment already made by the Company), if he or she believes that the amount paid by the Company is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

     If a demand for payment by a dissenting shareholder remains unpaid for 60 days after receiving the demand, the Company shall petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence this proceeding within the 60-day period, it is required to pay each dissenter whose demand remains unsettled the amount demanded. The Nevada Revised Statutes specify the court in which such petition may be brought and other procedural requirements.

     In addition, the statute provides for the assessment of the costs and expenses of the proceeding against the Company, except that the court may assess such amounts against the dissenters, as the court deems equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. Similarly, the statute provides that the court may assess the fees and expenses of the counsel and experts for the respective parties, in amounts that the court finds equitable, in the case of the Company's failure to substantially comply with the requirements of the Nevada Revised Statutes, against the Company; and in the case of a party that acted arbitrarily, vexatiously or note in good faith, against such party.

Effective Date of the Merger
----------------------------

     Subject to the satisfaction of the conditions of the merger, it is contemplated that the merger will be made effective on the twenty-first day after the date that the definitive version of this Information Statement is filed with the Securities and Exchange Commission.

Federal Income Tax Consequences
-------------------------------

     It is anticipated that the merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Common Stock or by the Company or the Surviving Corporation as a result of the consummation of the merger. Each former holder of Common Stock will have the same tax basis in the shares of common stock of the Surviving Corporation that such shareholder received pursuant to the merger as he has in Company Common Stock held by him at the time of the consummation of the merger. Each stockholder's holding period with respect to such Common Stock of the Surviving Corporation will include the period during which he held the corresponding Company Common Stock, provided the latter is held as a capital asset at the time of consummation of the merger.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the merger have been or will be sought by the Company.

        Description of Securities of the Company and the
                     Surviving Corporation

     The authorized capital stock of the Company consists of 25,000,000 shares of Class A common stock, par value $.001 per share. As of September 9, 1997, the Company had outstanding
2,303,520 shares of Common Stock.

     The authorized capital stock of the Surviving Corporation consists of 25,000,000 shares of common stock, par value $.001 per share.

Common Stock of the Company
---------------------------

     The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the Board of Directors may, from time to time, determine. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. The Company's Certificate of Incorporation does not provide for cumulative voting. The Common Stock is not entitled to preemptive rights and is not subject to redemption. Upon liquidation, dissolution, or winding-up of the Company, the assets legally available for distribution to stockholders are distributed ratably among the holders of Common Stock outstanding at that time. Each outstanding share of Common Stock is fully paid and nonassessable.

Common Stock of the Surviving Corporation
-----------------------------------------

     The common stock, par value $.001 per share, of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Common Stock, except in so far as the rights of the holders thereof are determined by the Delaware GCL and the Delaware GCL differs from the Nevada Revised Statutes. See "Significant Differences in Corporate Law of Nevada and Delaware."

Transfer Agent
--------------

     The transfer agent and registrar for the Common Stock is American Stock Transfer and Trust Company, New York, New York.


          Incorporation by Reference of Additional Documents

     The following documents are hereby incorporated by reference in their entirety: all reports filed by or on behalf of the Company with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 since the end of the fiscal year ended December 31, 1995 and prior to the consummation of the reincorporation described herein.

                         EXHIBITS


Exhibit No.    Description
-----------    -----------

A              Merger Agreement

B              Certificate of Incorporation of Associated
               Technologies, Inc.

C              By-Laws of Associated Technologies, Inc.

D              Nevada Revised Statutes Chapters 92A.300 - 92A.500

E Form of Notice to Dissenter and Dissenter's Demand for Payment

                            EXHIBIT A

                          PLAN OF MERGER

                               OF

                     ASSOCIATED TECHNOLOGIES
                      a Nevada Corporation

                               AND

                   ASSOCIATED TECHNOLOGIES, INC.
                      a Delaware Corporation

PLAN OF MERGER adopted by Associated Technologies, a corporation for profit organized under the laws of the State of Nevada ("AT-Nevada"), by resolution of its Board of Directors on October 27, 1997, and adopted on October 27, 1997 by Associated Technologies, Inc., a corporation for profit organized under the laws of the State of Delaware ("AT-Delaware"), by resolution of its Board of Directors on October 27, 1997. The names of the corporations planning to merge are AT-Nevada and AT-Delaware and AT-Delaware shall be the surviving corporation.

          1. AT-Nevada and AT-Delaware shall, pursuant to the provisions of the Revised Statutes of the State of Nevada and the provisions of the Delaware General Corporation Law, be merged with and into a single corporation, to wit, AT-Delaware, which shall be the surviving corporation when the merger becomes effective and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name, AT-Delaware, pursuant to the provisions of the laws of its jurisdiction of organization. The separate existence of AT-Nevada, which is sometimes hereinafter referred to as the "terminating corporation", shall cease when the merger becomes effective in accordance with the laws of the jurisdiction of its organization.

          2. The Certificate of Incorporation of the surviving corporation when the merger becomes effective shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of its jurisdiction of organization.

          3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of its jurisdiction of organization.

          4. The directors and officers in office of the surviving corporation when the merger becomes effective shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold office until their respective successors are elected or appointed and qualified or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

          5. Each issued share of stock of the terminating corporation when the merger becomes effective shall be converted into one share of stock of the surviving corporation. The issued shares of stock of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued when the merger becomes effective shall continue to represent one issued share of stock of the surviving corporation.

          6. The share of AT-Delaware issued prior to the effective date of the merger shall, as of the effective date of the merger, be surrendered and extinguished.

          7. The merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the Revised Statutes of the State of Nevada and by the Delaware General Corporation Law, and the Plan of Merger herein made and approved shall be submitted to the stockholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the Revised Statutes of the State of Nevada.

          8. In the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the Revised Statutes of the State of Nevada, and in the event that the Plan of Merger shall have been approved by the stockholders entitled to vote of the surviving corporation in the manner prescribed by the Delaware General Corporation Law, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Nevada and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                             EXHIBIT B

                    CERTIFICATE OF INCORPORATION

                                OF

                    ASSOCIATED TECHNOLOGIES, INC.

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST:    The name of the corporation (hereinafter referred to
as the "Corporation") is Associated Technologies, Inc.

     SECOND:   The address, including street, number, city and
county of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent, 19901; and the name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

     THIRD:    The nature of the business and the purpose to be
conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:   The aggregate number of shares of stock which the
Corporation shall have the authority to issue is Twenty Five
Million (25,000,000) shares of Common Stock, $0.001 par value per share.

     FIFTH:    The name and the mailing address of the incorporator
is as follows:

               Jennifer D. Tilliss
               Werbel & Carnelutti
               711 Fifth Avenue
               New York, New York 10022

     SIXTH:    The Corporation is to have perpetual existence.

     SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     EIGHTH:   No director of the Corporation shall be liable to
the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after October 16, 1997 to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware.

     NINTH:    The Corporation shall, to the fullest extent
permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, judgments, fines, amounts paid in settlement, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification of expenses may be entitled under any by-laws, agreements, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     TENTH:    The Corporation reserves the right to amend, alter,
change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     ELEVENTH: In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed by the stockholders of the Corporation or by a majority of the entire Board of Directors of the Corporation.


Signed:  October 16, 1997


                              /s/ Jennifer D. Tilliss
                              --------------------------------
                              Jennifer D. Tilliss
                              Sole Incorporator
                              711 Fifth Avenue
                              New York, New York 10022

                            EXHIBIT C


                              BY-LAWS
                               OF
                    ASSOCIATED TECHNOLOGIES, INC.
                      (a Delaware corporation)

                            ARTICLE I

                            OFFICES

          Section 1.  Registered Office.   The registered office
shall be established and maintained at National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware. National
Registered Agents, Inc. shall be the registered agent of this corporation in charge thereof.

          Section 2.  Other Offices.   The corporation may have
other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

                            ARTICLE II

                    MEETING OF STOCKHOLDERS

          Section 1.  Annual Meetings.   Annual meetings of
stockholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

          Section 2.  Other Meetings.   Meetings of stockholders
for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

          Section 3.  Voting.   Each stockholder entitled to vote
in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but not proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

          A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be opened to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 4.  Quorum.   Except as otherwise required by
law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present.
At such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally notice shall be entitled to vote at any adjournment or adjournments thereof.

          Section 5.  Special Meetings.   Special meetings of the
stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

          Section 6.  Notice of Meetings.   Written notice, stating
the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

          Section 7.  Action Without Meeting.   Unless otherwise
provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                           ARTICLE III

                            DIRECTORS

          Section 1.  Number and Term.   The number of directors of
the Corporation initially shall be three, but in no event shall the number of directors be less than one nor more than fifteen. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and qualified. Directors need not be stockholders.

          Section 2.  Removal.   Any director or directors may be
removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose, and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote. A director elected to fill such vacancy shall serve for the remainder of the term of his predecessor.

          Section 3.  Increase of Number.   The number of directors
may be increased by amendment of these by-laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors shall have been elected and qualified.

          Section 4.  Powers.   The Board of Directors shall
exercise all of the powers of the corporation except such as are by law or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

          Section 5.  Committees.   The Board of Directors may, by
resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee or committees. The member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to amend the By-Laws of the corporation; and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          Section 6.  Meetings.   The newly elected directors shall
hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

          Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

          Special meetings of the Board may be called by the President or the Secretary on the written request of any two directors on at least two days' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the call of the meeting.

          Section 7.  Quorum.   A majority of the total number of
directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

          Section 8.  Compensation.   Directors shall not receive
any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

          Section 9.  Action Without Meeting.   Any action required
or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

          Section 10. Participation by Conference Telephone. Members of the Board of Directors of the corporation, or any committee designated by such Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting shall constitute presence in person at such meeting.

                           ARTICLE IV

                           OFFICERS

          Section 1.  Officers.   The officers of the corporation
shall be a President, a Treasurer and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

          Section 2.  Other Officers and Agents.   The Board of
Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

          Section 3.  Chairman.   The Chairman of the Board of
Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

          Section 4.  President.   The President shall be the chief
executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. He shall preside at all meetings of the stockholders if present thereat, and, in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts on behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

          Section 5.  Vice-President.   Each Vice-President shall
have such powers and shall perform such duties as shall be assigned to him by the directors.

          Section 6.  Treasurer.   The Treasurer shall have the
custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

          The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

          Section 7.  Secretary.   The Secretary shall give, or
cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

          Section 8.  Assistant Treasurers and Assistant
Secretaries.   Assistant Treasurers and Assistant Secretaries, if
any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.
                           ARTICLE V
                          MISCELLANEOUS

          Section 1.  Resignations.   Any director, member of a
committee or corporate officer may, provided the same would not result in a breach of any contract to which said person is a party, resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

          Section 2.  Vacancies.   If the office of any director,
member of a committee or corporate officer becomes vacant, by reason of death, disability or otherwise, the remaining directors in office, though less than a quorum, by a majority vote may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

          Section 3.  Certificates of Stock.   Certificates of
stock, signed by the Chairman of the Board of Directors, or the President or any Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

          Section 4.  Lost Certificates.   A new certificate of
stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock represented by such certificate, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

          Section 5.  Transfer of Shares.   The shares of stock of
the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued.
A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

          Section 6.  Stockholders Record Date.   In order that the
corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 7.  Dividends.   Subject to the provisions of the
Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

          Section 8.  Seal.    The corporate seal shall be circular
in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

          Section 9.  Fiscal Year.   The fiscal year of the
corporation shall be determined by resolution of the Board of Directors. In the absence of such determination, the fiscal year shall be the calendar year.

          Section 10. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

          Section 11. Notice and Waiver of Notice.   Whenever any
notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

          Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                        ARTICLE VI
                      INDEMNIFICATION

          To the full extent permitted by law, the corporation may indemnify any person or his heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by him in connection with such action, suit or proceeding.

                           ARTICLE VII

                           AMENDMENTS

          These By-laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors.

     I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the By-Laws of Associated Technologies, Inc., a Delaware corporation, as in effect on the date hereof.

     WITNESS my hand and seal of the Corporation.






                         /s/ Leonard N. McDowall
                         Leonard N. McDowall, Secretary

Dated: October 16, 1997

                         EXHIBIT D


               NEVADA REVISED STATUTES ANNOTATED
          Copyright (c) 1986-1993 by The Michie Company
               Copyright (c) 1995 by The Michie Company, a division of Reed Elsevier Inc. and Reed Elsevier Properties Inc.
                         All rights reserved.

     *** THIS SECTION IS CURRENT THROUGH THE 1995 SUPPLEMENT ***
               *** (SIXTY-EIGHTH (1995) SESSION) ***

     TITLE 7. BUSINESS ASSOCIATIONS; SECURITIES; COMMODITIES
          CHAPTER 92A.  MERGERS AND EXCHANGE OF INTEREST
                    RIGHTS OF DISSENTING OWNERS

               Nev. Rev. Stat. Ann. -- 92A.300 (1995)

-- 92A.300.    Definitions

     As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

-- 92A.305.    "Beneficial stockholder" defined

     "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

-- 92A.310.    "Corporate action" defined

     "Corporate action" means the action of a domestic corporation.

-- 92A.315.    "Dissenter" defined

     "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

-- 92A.320.    "Fair value" defined

     "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

-- 92A.325.    "Stockholder" defined

     "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

-- 92A.330.    "Stockholder of record" defined

     "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

-- 92A.335     "Subject corporation" defined

     "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

-- 92A.340.    Computation of interest

     Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

-- 92A.350.    Rights of dissenting partner of domestic limited
partnership

     A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

-- 92A.360.    Rights of dissenting member of domestic limited-
liability company

     The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

-- 92A.370.    Rights of dissenting member of domestic nonprofit
corporation

     1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

-- 92A.380.    Right of stockholder to dissent from certain
corporate actions and to obtain payment for shares.

--   1.   Except as otherwise provided in NRS 92A.370 to 92A.390,
a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

               (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

               (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

-- 92A.390.    Limitations on right of dissent:  Stockholders of
certain classes or series; action of stockholders not required for plan of merger.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I)  The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interest of the kind described in sub-paragraphs (I) and (II) of subparagraph
(1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

-- 92A.400.    Limitations on right of dissent:  Assertion as to
portions only to shares registered to stockholder; assertion by beneficial stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

-- 92A.410.    Notification of stockholders regarding right of
dissent

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

-- 92A.420.    Prerequisites to demand for payment for shares

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

-- 92A.430.    Dissenter's notice:  Delivery to stockholders
entitled to assert rights; contents

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

-- 92A.440.  Demand for payment and deposit of certificates;
retention of rights of stockholder

     1.   A stockholder to whom a dissenter's notice is sent must:

          (a)  Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

-- 92A.450.    Uncertificated shares:  Authority to restrict
transfer after demand for payment; retention of rights of stockholder

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

-- 92A.460.    Payment for shares:  General requirements

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.   The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

-- 92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as of the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

-- 92A.480.    Dissenter's estimate of fair value:  Notification of
subject corporation; demand for payment of estimate

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

-- 92A.490.    Legal proceeding to determine fair value:  Duties of
subject corporation; powers of court; rights of dissenter

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares.
All parties must be served with a copy of the petition.
Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

-- 92A.500. Legal proceeding to determine fair value: Assessment of costs and fees

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                           EXHIBIT E

                    Associated Technologies
                        1204 Third Avenue
                           Suite 172
                    New York, New York 10021


November  24, 1997

To our Shareholders:

Pleased be advised that on October 27, 1997, the Board of Directors of Associated Technologies (the "Company") by unanimous written consent, and the shareholders of the Company by majority written consent, approved a proposal to change the Company's state of incorporation to Delaware by means of a merger of the Company into Associated Technologies, Inc., a Delaware corporation (the "Merger"), which is a wholly-owned Delaware subsidiary of the Company formed solely for that purpose.

Pursuant to the Nevada Revised Statutes, you have the right to dissent from the Merger and to obtain the fair value of the shares of Common Stock held by you.

If you wish to exercise your right to dissent, you must follow the procedure set forth below:

1. You must send your payment demand to Associated Technologies, 1204 Third Avenue, Suite 172, New York, New York 10021 by the date Thirty (30) days from the date that you receive this notice.

2. Your certificates representing shares of Common Stock of the Company, if any, must be deposited with the Company's transfer agent and registrar, American Stock Transfer and Trust
     Company, 40 Wall Street, New York, New York 10005.

3.   Attached hereto is a form for demanding payment.

4. Attached hereto is a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

     ASSOCIATED TECHNOLOGIES
     a Nevada corporation

  by: /s/Leonard N. McDowall
     -------------------------
     Leonard N. McDowall
     Secretary

                    FORM FOR DEMANDING PAYMENT


1.   Name of shareholder:

2.   Number of shares:

3. The terms of the proposed Merger were first announced to Shareholders on November 26, 1997:

CHECK ONE

[ ] I/we hereby certify that I/we acquired beneficial ownership of such shares before the date specified in paragraph 3 above.

[ ] I/we hereby certify that I/we acquired beneficial ownership of such shares after the date specified in paragraph 3 above.

Date:

Signed:


----------------------------